Prospectus Supplement

April 13, 2020

Morgan Stanley Institutional Fund, Inc.

Supplement dated April 13, 2020 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2019

Asia Opportunity Portfolio

The section of the Prospectus entitled "Fund Summary—Asia Opportunity Portfolio—Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Global Opportunity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Affiliate	Date Began Managing Fund
Kristian Heugh	Managing Director of the Adviser	Since Inception
Krace Zhou	Managing Director of the Adviser	September 2016
Anil Agarwal	Managing Director of Morgan Stanley Asia Limited	April 2020

The section of the Prospectus entitled "Fund Management—Portfolio Management—Asia Opportunity Portfolio" is hereby deleted and replaced with the following:

Asia Opportunity Portfolio

The Fund is managed by members of the Global Opportunity team. The team consists of portfolio managers and analysts. Kristian Heugh is the lead portfolio manager and Krace Zhou and Anil Agarwal are the co-portfolio managers, and all three are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Heugh has been associated with the Adviser in an investment management capacity since 2001. Ms. Zhou has been associated with the Adviser in an investment management capacity since 2011. Mr. Agarwal has been associated with Morgan Stanley Asia Limited in an investment management capacity since 2020 and in an investment research capacity since 2001.

In rendering investment advisory services to the Fund, the Adviser uses the portfolio management, research and other resources of Morgan Stanley Asia Limited, a foreign (non-U.S.) affiliate of Morgan Stanley Investment Management Inc. that is not registered under the Investment Advisers Act of 1940, as amended, and may provide services to the Fund through this "participating affiliate" arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Please retain this supplement for future reference.

  IFIASIAPROSPT 4/20

Statement of Additional Information Supplement

April 13, 2020

Morgan Stanley Institutional Fund, Inc.

Supplement dated April 13, 2020 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 30, 2019

Asia Opportunity Portfolio

The section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Other Accounts Managed by Portfolio Managers as of December 31, 2018 (unless otherwise indicated)—Asia Opportunity" is hereby deleted and replaced with the following:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Asia Opportunity
Kristian Heugh	5	$4.6 billion	20	$15.7 billion	16(3)	$1.1 billion(3)
Krace Zhou	0	$0	1	$314.0 million	0	$0
Anil Agarwal*	0	$0	0	$0	0	$0

*  As of February 29, 2020.

(3)  Of these other accounts, eight accounts with a total of $231.7 million in assets had performance-based fees.

The section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Portfolio Managers—Securities Ownership of Portfolio Managers—Asia Opportunity" is hereby deleted and replaced with the following:

Fund and Portfolio Managers	Fund Holdings
Asia Opportunity
Kristian Heugh*	Over $1,000,000
Krace Zhou*	None
Anil Agarwal*	None

*  As of March 31, 2020.

Please retain this supplement for future reference.